Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                 }  CASE NUMBER
                                       }  02-10835
                                       }
The NewPower Company, et. al.          }  JUDGE   W. Homer Drake, Jr.
                                       }
DEBTORS                                }  CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 11/30/03 TO 12/31/03

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                          Paul Ferdinands
                                          ---------------------------
                                          Attorney for Debtor

Debtor's Address                          Attorney's Address
and Phone Number                          and Phone Number

One Manhattanville Rd.                    191 Peachtree St.
Purchase, NY 10577                        Atlanta, GA 30303
Tel: (914) 697-2100                       Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                                   Post Petition
                                                               Totals
For Period from November, 2003 through December 31, 2003

Opening Cash Balance -11/30/03                                     $ 97,972  (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                                      24
-----------------------------------------------------------------------------
Total Inflows                                                            24



-------------------------------------------------------------------------------------------------------------------
                                                                              Distribution of
                                                                                 Outflows
Outflows:                                                                        NewPower          The NewPower
Post Petition:                                                                Holdings, Inc.          Company
--------------                                                                ---------------      ------------
Call Center (Sitel)
Professionals - Bankruptcy                                              668                 668
Consulting Fees                                                           8                                       8
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                                4                                       4
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                                           7                                       7
Rent                                                                      2                   2
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                      1                                       1
Customer Refunds                                                          1                                       1
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                                  88                  76                  13
Power
Gas                                                                     (31)                                    (31)
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments
Enron payments
Other Vendors   - Class Two Claims
-------------------------------------------------------------------------------------------------------------------
Total Outflows                                                          748                 746                   2
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
Net Cash Flows                                                         (724)
----------------------------------------------------------------------------

                                                                   --------
Closing Cash Balance                                               $ 97,248
===================================================================--------


                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from November 30, 2003  through  December 31, 2003
Amounts in $000's


Accounts Receivable at Petition Date:           $ 75,200


Beginning of Month Balance*  - Gross            $ 13,476    (per 11/30/03 G/L)
PLUS:  Current Month New Billings                      -    (November revenue)
LESS:  Collections During the Month                    -

                                               ---------
End of Month Balance - Gross                    $ 13,476    (per 12/31/03 G/L)
Allowance for Doubtful Accounts                  (13,476)
                                               ---------

End of Month Balance - Net of Allowance         $      -
                                               =========


       Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



             AR Aging for Post Petition Receivables

             Current         > 30 days      > 60 days         Total
             --------------------------------------------------------
             $   -           $   -         $  111          $  111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from November 30, 2003  through  December 31, 2003
Amounts in $000's


See attached System Generated A/P reports as of 12/31/03 (Attachments 2A and
2B).


Beginning of Period Balance                     $ 839    (per 11/30/03 G/L)
PLUS:  New Indebtedness Incurred                  372
LESS:  Amounts Paid on A/P                       (460)
                                              --------

End of Month Balance                            $ 751    (per 12/31/03 G/L)
                                              ========


                                                     The New Power Company
                                                         Vendor Detail
                                                  Month of December 31, 2003

                                                Type             Date           Amount          Balance
                                           ---------------   ------------    ------------    ------------
Affiliated Warehouses, Inc.                                                                          0.00
                                           Bill                12/03/2003        1,000.33        1,000.33
                                           Bill Pmt -Check     12/11/2003       -1,000.33            0.00
                                                                             ------------    ------------
Total Affiliated Warehouses, Inc.                                                    0.00            0.00

Arnold & Porter                                                                                125,907.75
                                           Bill Pmt -Check     12/11/2003     -118,038.75        7,869.00
                                           Bill                12/18/2003          448.00        8,317.00
                                           Bill                12/18/2003          488.25        8,805.25
                                           Bill                12/18/2003        5,553.30       14,358.55
                                           Bill                12/18/2003          802.09       15,160.64
                                           Bill Pmt -Check     12/23/2003       -7,291.64        7,869.00
                                                                             ------------    ------------
Total Arnold & Porter                                                         -118,038.75        7,869.00

AT&T                                                                                                64.35
Total AT&T                                                                                          64.35

Bracewell Patterson                                                                                475.00
Total Bracewell Patterson                                                                          475.00

Carroll & Gross                                                                                 23,180.84
                                           Bill Pmt -Check   12/11/2003           -366.11       22,814.73
                                                                             ------------    ------------
Total Carroll & Gross                                                             -366.11       22,814.73

D'Arcangelo & Co. LLP                                                                            4,614.50
                                           Bill                12/23/2003          240.00        4,854.50
                                           Bill                12/23/2003          960.00        5,814.50
                                           Bill Pmt -Check     12/23/2003       -1,200.00        4,614.50
                                                                             ------------    ------------
Total D'Arcangelo & Co. LLP                                                          0.00        4,614.50

Deloitte & Touche LLP                                                                            3,395.90
                                           Bill                12/11/2003        1,718.77        5,114.67
                                           Bill Pmt -Check     12/11/2003       -1,718.77        3,395.90
                                                                             ------------    ------------
Total Deloitte & Touche LLP                                                          0.00        3,395.90

Fosdick Fulfillment Corporation                                                                      0.00
                                           Bill                12/17/2003        1,722.50        1,722.50
                                           Bill Pmt -Check     12/18/2003       -1,722.50            0.00
                                                                             ------------    ------------
Total Fosdick Fulfillment Corporation                                                0.00            0.00

IKON Office Solutions                                                                                0.00
                                           Bill                12/11/2003          137.80          137.80
                                           Bill Pmt -Check     12/11/2003         -137.80            0.00
                                                                             ------------    ------------
Total IKON Office Solutions                                                          0.00            0.00

James Malone                                                                                         0.00
                                           Bill                12/01/2003          118.60          118.60
                                           Bill                12/01/2003           97.51          216.11
                                           Bill Pmt -Check     12/01/2003         -216.11            0.00
                                                                             ------------    ------------
Total James Malone                                                                   0.00            0.00

                                                                                                        Exhibit 2A Page 1 of 4



                                                     The New Power Company
                                                         Vendor Detail
                                                  Month of December 31, 2003

                                                        Type             Date           Amount          Balance
                                                   ---------------   ------------    ------------    ------------
        Kaster Moving Co. Inc.                                                                               0.00
                                                    Bill                12/01/2003       1,634.10        1,634.10
                                                    Bill Pmt -Check     12/01/2003      -1,634.10            0.00
                                                    Bill                12/23/2003         537.85          537.85
                                                    Bill Pmt -Check     12/23/2003        -537.85            0.00
                                                                                     ------------    ------------
        Total Kaster Moving Co. Inc.                                                         0.00            0.00
        Katie Cunning                                                                                        0.00
                                                    Bill                12/23/2003       1,255.88        1,255.88
                                                    Bill Pmt -Check     12/23/2003      -1,255.88            0.00
                                                                                     ------------    ------------
        Total Katie Cunning                                                                  0.00            0.00

        King and Spalding                                                                                2,926.41
                                                    Bill                12/11/2003      34,154.78       37,081.19
                                                    Bill                12/11/2003       5,887.00       42,968.19
                                                    Bill Pmt -Check     12/11/2003     -34,154.78        8,813.41
                                                    Bill                12/23/2003      16,414.39       25,227.80
                                                    Bill                12/23/2003       3,871.20       29,099.00
                                                    Bill                12/23/2003      13,102.07       42,201.07
                                                    Bill                12/23/2003       3,227.20       45,428.27
                                                    Bill Pmt -Check     12/23/2003     -29,516.46       15,911.81
                                                                                     ------------    ------------
        Total King and Spalding                                                         12,985.40       15,911.81

        Leboeuf, Lamb, Greene & Macrae                                                                  12,261.16
                                                    Bill                12/11/2003       1,495.99       13,757.15
                                                    Bill                12/11/2003       2,385.47       16,142.62
                                                    Bill Pmt -Check     12/11/2003      -9,866.90        6,275.72
                                                    Bill Pmt -Check     12/11/2003      -5,599.86          675.86
                                                                                     ------------    ------------
        Total Leboeuf, Lamb, Greene & Macrae                                           -11,585.30          675.86

        Mellon Investors Services, LLC                                                                       0.00
                                                    Bill                12/17/2003       1,379.16        1,379.16
                                                    Bill Pmt -Check     12/18/2003      -1,379.16            0.00
                                                                                     ------------    ------------
        Total Mellon Investors Services, LLC                                                 0.00            0.00

        Morris, Manning & martin, LLP                                                                        0.00
                                                    Bill                12/01/2003      35,000.00       35,000.00
                                                    Bill Pmt -Check     12/01/2003     -35,000.00            0.00
                                                    Bill                12/11/2003       9,456.75        9,456.75
                                                    Bill Pmt -Check     12/11/2003      -9,456.75            0.00
                                                                                     ------------    ------------
        Total Morris, Manning & martin, LLP                                                  0.00            0.00

        Mr. H. Eugene Lockhart                                                                               0.00
                                                    Bill                12/01/2003      37,533.70       37,533.70
                                                    Bill Pmt -Check     12/01/2003     -37,533.70            0.00
                                                                                     ------------    ------------
                                                                                                             0.00
        Total Mr. H. Eugene Lockhart                                                         0.00            0.00

        Parker, Hudson, Rainer & Dobbs                                                                 101,393.10
        Total Parker, Hudson, Rainer & Dobbs                                                           101,393.10

                                                                                                        Exhibit 2A Page 2 of 4



                                                     The New Power Company
                                                         Vendor Detail
                                                  Month of December 31, 2003

                                                        Type             Date           Amount          Balance
                                                   ---------------   ------------    ------------    ------------
        Poorman-Douglas Corporation                                                                          0.00
                                                   Bill                12/17/2003        1,649.07        1,649.07
                                                   Bill Pmt -Check     12/18/2003       -1,649.07            0.00
                                                                                     ------------    ------------
        Total Poorman-Douglas Corporation                                                    0.00            0.00

        Robert Repko                                                                                         0.00
                                                   Bill                12/01/2003           60.01           60.01
                                                   Bill Pmt -Check     12/11/2003          -60.01            0.00
                                                                                     ------------    ------------
        Total Robert Repko                                                                   0.00            0.00

        Sidley Austin Brown & Wood                                                                     559,184.10
                                                   Bill                12/11/2003      150,262.59      709,446.69
                                                   Bill                12/11/2003       35,600.50      745,047.19
                                                   Bill Pmt -Check     12/11/2003     -150,262.59      594,784.60
                                                                                     ------------    ------------
        Total Sidley Austin Brown & Wood                                                35,600.50      594,784.60

        SNET                                                                                                 0.00
                                                   Bill                12/11/2003          688.29          688.29
                                                   Bill Pmt -Check     12/11/2003         -688.29            0.00
                                                   Bill                12/17/2003          139.33          139.33
                                                   Bill Pmt -Check     12/18/2003         -139.33            0.00
                                                                                     ------------    ------------
        Total SNET                                                                           0.00            0.00
        Sonara Carvalho                                                                                      0.00
                                                   Bill                12/01/2003          165.00          165.00
                                                   Bill Pmt -Check     12/01/2003         -165.00            0.00
                                                   Bill                12/23/2003          165.00          165.00
                                                   Bill Pmt -Check     12/23/2003         -165.00            0.00
                                                                                     ------------    ------------
        Total Sonara Carvalho                                                                0.00            0.00

        Sutherland Asbill & Brennan, LLC                                                                  -208.11
        Total Sutherland Asbill & Brennan, LLC                                                            -208.11

        UPS Delivery                                                                                         0.00
                                                   Bill                12/01/2003           16.00           16.00
                                                   Bill Pmt -Check     12/01/2003          -16.00            0.00
                                                   Bill                12/11/2003           27.17           27.17
                                                   Bill                12/11/2003           16.00           43.17
                                                   Bill Pmt -Check     12/11/2003          -43.17            0.00
                                                   Bill                12/18/2003           16.00           16.00
                                                   Bill                12/23/2003           16.00           32.00
                                                   Bill Pmt -Check     12/23/2003          -16.00           16.00
                                                                                     ------------    ------------
        Total UPS Delivery                                                                  16.00           16.00

        VeriCenter                                                                                           0.00
                                                   Bill                12/11/2003        2,716.21        2,716.21
                                                   Bill Pmt -Check     12/11/2003       -2,716.21            0.00
                                                                                     ------------    ------------
        Total VeriCenter                                                                     0.00            0.00

                                                                                                        Exhibit 2A Page 3 of 4



                                                     The New Power Company
                                                         Vendor Detail
                                                  Month of December 31, 2003

                                                       Type              Date           Amount          Balance
                                                 ---------------    ------------    ------------     ------------
       Verizon                                                                                               0.00
                                                  Bill                12/11/2003          13.18             13.18
                                                  Bill                12/11/2003          13.18             26.36
                                                  Bill                12/11/2003           5.18             31.54
                                                  Bill                12/11/2003           1.76             33.30
                                                  Bill Pmt -Check     12/11/2003         -33.30              0.00
                                                                                    ------------     ------------
       Total Verizon                                                                       0.00              0.00

       Vorys, Sater, Seymour and Pease                                                                     439.50
                                                  Bill Pmt -Check     12/11/2003        -439.50              0.00
                                                                                    ------------     ------------
       Total Vorys, Sater, Seymour and Pease                                            -439.50              0.00
                                                                                    ------------     ------------
TOTAL                                                                                -81,827.76        751,806.74
                                                                                    ============     ============


       Balance at November 30, 2003                                                                    839,748.42
       Beginning Balance Write Offs & Adj.                                                             (6,113.92)
       New Invoices Issued                                                                             372,193.16
       Bills Paid                                                                                    (454,020.92)
                                                                                                     ------------
       Balance at December 31, 2003                                                                    751,806.74
                                                                                                     ============


                                                                                                        Exhibit 2A Page 4 of 4



                                                     The New Power Company
                                                      Unpaid Bills Detail
                                                    As of December 31, 2003

                                                       Type             Date          Num               Open Balance
                                                  ---------------   ------------  ------------        ----------------
      Arnold & Porter
                                                  Bill              10/14/2003    Inv. 1065562             6,866.75
                                                  Bill              11/21/2003    Inv. 1069078             1,002.25
                                                                                                      --------------
      Total Arnold & Porter                                                                                7,869.00

      AT&T
                                                  Bill              06/30/2003                                64.35
                                                                                                      --------------
      Total AT&T                                                                                              64.35

      Bracewell Patterson
                                                  Bill              06/30/2003                               475.00
                                                                                                      --------------
      Total Bracewell Patterson                                                                              475.00

      Carroll & Gross
                                                  Bill              06/30/2003                            22,814.73
                                                                                                      --------------
      Total Carroll & Gross                                                                               22,814.73

      D'Arcangelo & Co. LLP
                                                  Bill              11/21/2003    Inv. 11023               4,614.50
                                                                                                      --------------
      Total D'Arcangelo & Co. LLP                                                                          4,614.50

      Deloitte & Touche LLP
                                                  Bill              08/26/2003    Inv. 07141895 (B)        2,229.10
                                                  Bill              09/15/2003    Inv. 086707311             220.90
                                                  Bill              10/23/2003    Inv. 08676275              945.90
                                                                                                      --------------
      Total Deloitte & Touche LLP                                                                          3,395.90

      King and Spalding
                                                  Bill              06/30/2003                             1,563.21
                                                  Bill              08/26/2003    Inv. 246683 (B)          1,363.20
                                                  Bill              12/11/2003    Inv. 257269              5,887.00
                                                  Bill              12/23/2003    242442 (20%)             3,871.20
                                                  Bill              12/23/2003    251239 (b) 20%           3,227.20
                                                                                                      --------------
      Total King and Spalding                                                                             15,911.81

      Leboeuf, Lamb, Greene & Macrae
                                                  Bill              10/14/2003                               675.86
                                                                                                      --------------
      Total Leboeuf, Lamb, Greene & Macrae                                                                   675.86

                                                                                                        Exhibit 2B Page 1 of 2



                                                     The New Power Company
                                                      Unpaid Bills Detail
                                                    As of December 31, 2003

                                                   Type             Date          Num               Open Balance
                                              ---------------   ------------  ------------        ----------------
      Parker, Hudson, Rainer & Dobbs
                                              Bill              07/16/2003    Inv. # 111466             2,849.00
                                              Bill              07/16/2003    Invoice # 111467          1,786.40
                                              Bill              06/30/2003                             36,292.50
                                              Bill              08/26/2003    Inv. # 112543 (B)         2,536.20
                                              Bill              08/26/2003    Inv. 112544 (B)           6,697.00
                                              Bill              08/26/2003    Inv. 113330 (B)           5,600.70
                                              Bill              08/26/2003    Inv. 113329 (B)           3,100.60
                                              Bill              10/14/2003    Inv. 114076 RTD           6,126.50
                                              Bill              10/14/2003    Inv. 114075 RTD           6,926.40
                                              Bill              10/14/2003    Inv 110749 RTD            2,800.50
                                              Bill              10/14/2003    Inv. 110747 RTD           2,175.60
                                              Bill              10/23/2003    Invoice 41984 RTD        11,122.50
                                              Bill              10/23/2003    Inv. 41983 RTD           13,379.20
                                                                                                   --------------
      Total Parker, Hudson, Rainer & Dobbs                                                            101,393.10

      Sidley Austin Brown & Wood
                                              Bill              06/30/2003                            419,038.10
                                              Bill              07/22/2003    Inv. 23033301A           43,838.40
                                              Bill              08/26/2003    Inv. 23041968 (B)        27,768.50
                                              Bill              10/14/2003    Inv. 23047922            33,244.70
                                              Bill              10/14/2003    Inv. 23053734            35,294.40
                                              Bill              12/11/2003    Inv. 23069533            35,600.50
                                                                                                   --------------
      Total Sidley Austin Brown & Wood                                                                594,784.60

      Sutherland Asbill & Brennan, LLC
                                              Credit            07/08/2003                               -208.11
                                                                                                   --------------
      Total Sutherland Asbill & Brennan, LLC                                                             -208.11

      UPS Delivery
                                              Bill              12/18/2003    Inv.AOX508503                16.00
                                                                                                   --------------
      Total UPS Delivery                                                                                   16.00
                                                                                                   --------------
TOTAL                                                                                                 751,806.74
                                                                                                   ==============

                                                                                                        Exhibit 2B Page 2 of 2


                                                                  Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from November 30, 2003  through  December 31, 2003
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                $   -  (per 11/30/03 G/L)
PLUS:  Inventrory Purchased                         -  (per daily cash report)
LESS:  Inventory Used or Sold                       -
                                              --------

End of Month Balance                            $   -  (per 12/31/03 G/L)
                                              ========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                     $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period             $   -
Less:  Depreciation Expense                         -
Less:  Dispositions                                 -
Add:  Purchases                                     -
                                              --------

Fixed Assets at End of Period                   $   -
                                              ========

                                                                  Attachment 4
                                                                  Page 1 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           JP Morgan Chase
Branch:                 New York
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Concentration Account

Beginning Balance                              $ 97,966,960.20
Total Deposits                                  $    57,389.49
Total Payments                                  $   777,646.72
Closing Balance                                $ 97,246,702.97
Service Charges                                  $    4,037.42

First Check issued this Period                                 N/A
Last Check issued this Period                                  N/A
Total # of checks issued this Period                           N/A

                                                                  Attachment 4
                                                                  Page 2 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           JP Morgan Chase
Branch:                 New York
Account Name:           NewPower Enron Segregated A/C
Account Number:
Purpose of Account:     Concentration Account

Beginning Balance                                     $1,005.37
Total Deposits                                            $0.00
Total Payments                                            $0.00
Closing Balance                                       $1,005.37
Service Charges          N/A

First Check issued this Period                                 N/A
Last Check issued this Period                                  N/A
Total # of checks issued this Period                           N/A

                                                                  Attachment 4
                                                                  Page 3 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           JP Morgan Chase
Branch:                 New York
Account Name:           NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:     Payroll

Beginning Balance                                       $690.03
Total Deposits                                            $0.00
Total Payments                                            $0.00
Closing Balance                                         $690.03
Service Charges          N/A

First Check issued this Period                                 N/A
Last Check issued this Period                                  N/A
Total # of checks issued this Period                           N/A

                                                                  Attachment 4
                                                                  Page 4 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           JP Morgan Chase
Branch:                 New York
Account Name:           NewPower ACH Account
Account Number:
Purpose of Account:     ACH (T&E)

Beginning Balance                                      $0.00
Total Deposits                                         $0.00
Total Payments                                         $0.00
Closing Balance                                        $0.00
Service Charges          N/A

First Check issued this Period                                 N/A
Last Check issued this Period                                  N/A
Total # of checks issued this Period                           N/A

                                                                  Attachment 4
                                                                  Page 5 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Controlled Disbursements (A/P)

Beginning Balance                                     $0.00
Total Deposits                                  $723,027.38
Total Payments                                  $723,027.38
Closing Balance                                       $0.00
Service Charges          N/A

First Check issued this Period                              200346
Last Check issued this Period                               200381
Total # of checks issued this Period                            33

                                                                  Attachment 4
                                                                  Page 6 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:     Controlled Disbursements (Customer Refunds)

Beginning Balance                                         $0.00
Total Deposits                                          $586.92
Total Payments                                          $586.92
Closing Balance                                           $0.00
Service Charges          N/A

First Check issued this Period                                  NA
Last Check issued this Period                                   NA
Total # of checks issued this Period                            NA

                                                                  Attachment 4
                                                                  Page 7 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           First Union/ Wachovia
Branch:                 Herndon, VA
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Natural Gas Collections

Beginning Balance                                       $0.00
Total Deposits                                          $0.00
Total Payments                                          $0.00
Closing Balance                                         $0.00
Service Charges          N/A

First Check issued this Period                                 N/A
Last Check issued this Period                                  N/A
Total # of checks issued this Period                           N/A

                                                                  Attachment 4
                                                                  Page 8 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           First Union/ Wachovia
Branch:                 Charlotte, NC
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Power/ IBM Collections

Beginning Balance                                   $1,354.59
Total Deposits                                          $0.00
Total Payments                                        $905.71
Closing Balance                                       $448.88
Service Charges                                       $905.71

First Check issued this Period                                 N/A
Last Check issued this Period                                  N/A
Total # of checks issued this Period                           N/A

                                                                  Attachment 4
                                                                  Page 9 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           Royal Bank of Canada
Branch:                 Ontario Transit
Account Name:           The New Power Company
Account Number:
Purpose of Account:     CAN$ Operating A/C

Beginning Balance                                   $2,555.71 CAN$
Total Deposits
Total Payments                                          $5.00
Closing Balance                                     $2,550.71
Service Charges                                     $    5.00

First Check issued this Period                                  NA
Last Check issued this Period                                   NA
Total # of checks issued this Period                             0

                                                                 Attachment 4
                                                                 Page 10 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           First Union/ Wachovia
Branch:                 Charlotte, NC
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Power/AES Collections

Beginning Balance                                       $0.00
Total Deposits                                          $0.00
Total Payments                                          $0.00
Closing Balance                                         $0.00
Service Charges          N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                        ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 11 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           Royal Bank of Canada
Branch:                 Ontario Transit
Account Name:           The New Power Company
Account Number:
Purpose of Account:     US$ A/C

Beginning Balance                                       $0.00
Total Deposits                                          $0.00
Total Payments                                          $0.00
Closing Balance                                         $0.00
Service Charges          N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                        ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 12 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA
Account Name:           The New Power Company
Account Number:
Purpose of Account:     WildCard ATM Settlement

Beginning Balance                                  $46,075.77
Total Deposits                                          $0.00
Total Payments                                     $46,075.77
Closing Balance                                         $0.00
Service Charges          N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                        ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 13 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           NewPower Holdings, Inc.
Account Number:
Purpose of Account:     Controlled Disbursements (A/P)

Beginning Balance                                       $0.00
Total Deposits                                          $0.00
Total Payments                                          $0.00
Closing Balance                                         $0.00
Service Charges          N/A

First Check issued this Period                               None
Last Check issued this Period                                None
Total # of checks issued this Period                         None

                        ACCOUNT CLOSED

                                                                 Attachment 4
                                                                 Page 14 of 14

Name of Debtor :        NewPower Holdings Inc.
Case # :                02-10835
Reporting Period:       12/01/2003-12/31/2003

Name of Bank:           Credit Suisse Asset Management
Branch:                 466 Lexington Ave.  NY, NY
Account Name:           NewPower Holdings, Inc.
Account Number:
Purpose of Account:     Short Term Cash Mgmt Portfolio

Beginning Balance                                        $0.00
Total Deposits                                           $0.00
Total Payments                                           $0.00
Closing Balance                                          $0.00
Service Charges          N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                        ACCOUNT CLOSED

                                                                  Attachment 5

                             The New Power Company
                                 Check Detail
                                 December 2003

     Num        Date                       Name                   Paid Amount
   -------   ------------   ---------------------------------    --------------
   200346     12/01/2003     James Malone                               216.11
   200347     12/01/2003     Mr. H. Eugene Lockhart                  37,533.70
   200348     12/01/2003     UPS Delivery                                16.00
   200349     12/01/2003     Sonara Carvalho                            165.00
   200350     12/01/2003     Kaster Moving Co. Inc.                   1,634.10
   200351     12/01/2003     Morris, Manning & martin, LLP           35,000.00
   200352     12/11/2003     Robert Repko                                60.01
   200353     12/11/2003     Affiliated Warehouses, Inc.              1,000.33
   200354     12/11/2003     UPS Delivery                                43.17
   200355     12/11/2003     SNET                                       688.29
   200356     12/11/2003     VeriCenter                               2,716.21
   200357     12/11/2003     IKON Office Solutions                      137.80
   200358     12/11/2003     Verizon                                     33.30
   200359     12/11/2003     Leboeuf, Lamb, Greene & Macrae           9,868.64
   200360     12/11/2003     Leboeuf, Lamb, Greene & Macrae           5,599.86
   200361     12/11/2003     King and Spalding                       34,154.78
   200362     12/11/2003     Deloitte & Touche LLP                    1,718.77
   200363     12/11/2003     Morris, Manning & martin, LLP            9,456.75
   200364     12/11/2003     Sidley Austin Brown & Wood             150,262.59
   200365     12/11/2003     Vorys, Sater, Seymour and Pease            439.50
   200366     12/11/2003     Carroll & Gross                            366.11
   200367     12/11/2003     Arnold & Porter                        118,038.75
   200368     12/18/2003     Fosdick Fulfillment Corporation          1,722.50
   200369     12/18/2003     Mellon Investors Services, LLC           1,379.16
   200370     12/18/2003     SNET                                       139.33
   200371     12/18/2003     Poorman-Douglas Corporation              1,649.07
   200372     12/18/2003     Void                                         0.00
   200373     12/18/2003     Void                                         0.00
   200374     12/18/2003     Void                                         0.00
   200375     12/23/2003     Katie Cunning                            1,255.88
   200376     12/23/2003     Arnold & Porter                          7,291.64
   200377     12/23/2003     King and Spalding                       29,516.46
   200378     12/23/2003     Sonara Carvalho                            165.00
   200379     12/23/2003     UPS Delivery                                16.00
   200380     12/23/2003     Kaster Moving Co. Inc.                     537.85
   200381     12/23/2003     D'Arcangelo & Co. LLP                    1,200.00

Note:  Excludes amounts transferred by wire.                       Page 1 of 1

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from November 30, 2003  through  December 31, 2003
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from November 30, 2003 through December 31, 2003
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.


Personnel Report
----------------

                                                                                Full Time            Part Time
# of Employees at beginning of period                                                   3                   -
# hired during the period                                                               -                   -
# terminated/resigned during period                                                     -                   -
                                                                              ---------------------------------
# employees on payroll - end of period                                                  3                   -
                                                                              =================================


# of employees on temporary consulting assignments                                                          1


Confirmation of Insurance
-------------------------

See supplemental attachment.*


* Omitted


                                                                                                                      Attachment 7B
                                                                                                                     (Supplemental)

                                           Payments made to insiders 12/01/03 - 12/31/03
Payments are in gross amts

                  Title                       Amount              Date                     Type

FOSTER, MARY      President, Co-CEO           $ 10,416.67          12/15/2003              Salary for pay period 12/01 - 12/15
                                              $ 10,416.67          12/31/2003              Salary for pay period 12/16 - 12/31


MALONE, JAMES     President, Co-CEO           $  6,250.00          12/15/2003              Salary for pay period 12/01 - 12/15
                                              $  6,250.00          12/31/2003              Salary for pay period 12/16 - 12/31
                                              -----------

                                              $ 33,333.34
                                              ===========


                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from November 30, 2003 through December 31, 2003

As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.


On February 4, 2004, the Company filed a motion (the "Motion") with the Bankruptcy Court seeking authorization and approval of a settlement agreement resolving certain claims against its former directors in consolidated actions pending in the United States District Court for the Southern District of New York (the "District Court") and purported class proofs of claim against the Company pending in the Bankruptcy Court. As previously disclosed, the plaintiffs and claimants agreed to resolve all such claims against the Company and its former directors in exchange for a payment of $26 million, of which $24.5 million will be paid by insurance providers and $1.5 million will be paid by the Company. The settlement agreement is subject to approval by the District Court and the Bankruptcy Court. On December 24, 2003, the District Court granted preliminary approval of the settlement agreement

In the Motion, the Company currently estimates that after the payments contemplated to be made by the Company in respect of the settlement agreement, it will have approximately $85 million available for distribution to holders of allowed claims and interests in Classes 9 (Common Stock), 10 (Options) and 11 (Warrants) and to any remaining holders of allowed claims in Class 8 (Securities Claims), which will be paid in accordance with the terms of the Plan. To the extent that the settlement agreement is approved by the District Court and the Bankruptcy Court and becomes effective, and, as requested by the Company, the Bankruptcy Court disallows in full certain Class 8 claims filed by each of the underwriters from the Company's initial public offering and certain former officers and directors of the Company, the Company currently does not anticipate making any distributions on account of any Class 8 claims.